SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                      FORM 8-K

                                   CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


Date of Report: (Date of earliest event reported)  November 27, 1996
                                                   -----------------


                               Lehman ABS Corporation
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                 (Exact Name of Registrant as Specified in Charter)

   Delaware                          1-11661                  13-3447441
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(State of Incorporation)             (Commission          (I.R.S. Employer
                                      File Number)         Identification No.)


3 World Financial Center
New York, New York                                               10285
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's Telephone Number, including area code (212) 526-5594
                                                   --------------

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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  Other Events
         ------------

         On November 27, 1996 Lehman ABS Corporation ("LABS") transferred $12,550,000 principal amount of 8.50% Debentures due December 1, 2022 (the "Underlying Securities") issued by Dayton Hudson Corporation (the "Underlying Securities Issuer") to the Corporate Bond-Backed Certificates Trust, Series 1996-DHC-1 (the "Trust") established by LABS, which issued Corporate Bond-Backed Certificates, Series 1996-DHC-1 (the "Certificates"), issued pursuant to a Standard Terms for Trust Agreements, dated as of February 28, 1996 (the "Standard Terms"), between LABS and The Bank of New York, as trustee (the "Trustee"), as supplemented by a Series Supplement, dated as of November 27, 1996 (the "Series Supplement" and, together with the Standard Terms, the "Trust Agreement"), between LABS and the Trustee. The Certificates were purchased by Lehman Brothers Inc. ("Lehman") from LABS pursuant to an underwriting agreement, dated as of November 27, 1996 (the "Underwriting Agreement"), between LABS and Lehman.

ITEM 7.  Financial Statements and Exhibits
         ---------------------------------

         (a)   Financial Statements - Not Applicable

         (b)   Pro Forma Financial Information - Not Applicable

         (c)   Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                            Description
-----------                            -----------

     4.1 Series Supplement, dated as of November 27, 1996, between Lehman ABS Corporation, as Depositor, and The Bank of New York, as Trustee, together with Standard Terms for Trust Agreements, dated as of February 28, 1996, between Lehman ABS Corporation, as Depositor, and The Bank of New York, as Trustee.



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

                                   SIGNATURE
                                   ---------


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          LEHMAN ABS CORPORATION



                                          /s/ Mark L. Zusy
                                          -------------------
                                          Name:  Mark L. Zusy
                                          Title: Senior Vice President

December 10, 1996




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
                                INDEX TO EXHIBITS



   Exhibit No.                   Description
   -----------                   -----------


          4.1 Series Supplement, dated as of November 27, 1996, between Lehman ABS Corporation, as Depositor, and The Bank of New York, as Trustee, together with Standard Terms for Trust Agreements, dated as of February 28, 1996, between Lehman ABS Corporation, as Depositor, and The Bank of New York, as Trustee.



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